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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2002

New Plan Excel Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-12244 (Commission File Number)	33-0160389 (IRS Employer Identification Number)

1120 Avenue of the Americas, 12th Floor New York, New York (Address of principal executive offices)		10036 (Zip Code)

Registrant's telephone number, including area code:
(212) 869-3000

Not applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

        Included herein beginning on page A-1 is a copy of a certain Portfolio Assessment of the Registrant concerning its physical characteristics and market analysis as of August 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PLAN EXCEL REALTY TRUST, INC.
Date: August 8, 2002	By:	/s/ STEVEN F. SIEGEL Steven F. Siegel Executive Vice President, General Counsel and Secretary

Portfolio Assessment

Physical Characteristics and Market Analysis

         August 2002

        Certain statements in this presentation that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, transactions or achievements of the Company to differ materially from historical results or from any results, transactions or achievements expressed or implied by such forward-looking statements, including without limitation: national and local economic conditions; the ability of tenants to pay rent and the effect of bankruptcy laws; the competitive environment in which the Company operates; financing risks, including possible future downgrades in the Company's credit rating; property management risks; acquisition, disposition, development and joint venture risks, including risks that proposed acquisitions are not consummated, developments and redevelopments are not completed on time or on budget and strategies and actions that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Business-Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 which discuss these and other factors that could adversely affect the Company's results.

Portfolio Assessment Physical Characteristics and Market Analysis	August 2002

PORTFOLIO BREAKDOWN

	NUMBER OF PROPERTIES	GLA (SF)
Community and Neighborhood Shopping Centers	300	41,646,755
Joint Venture Projects(1,2)	18	2,903,872
TOTAL SHOPPING CENTERS	318	44,550,627
Factory Outlet Centers	6	1,845,735
Single Tenant Properties	36	931,505
Enclosed Malls / Specialty Retail Properties(2,3)	5	1,693,943
Miscellaneous Properties(2)	8	34,760
TOTAL	373	49,056,570

(1)
All projects are community and neighborhood shopping centers. Includes 100 percent of property GLA, not pro rata share.

(2)
The remainder of this analysis does not include information on these properties.

(3)
Includes no square footage for Clearwater Mall due to the expected demolition and redevelopment of the property and includes expected GLA when redevelopment is complete for The Mall at 163rd Street.

(4)
Excludes joint venture projects.

Community and Neighborhood Shopping Centers

TYPES OF SHOPPING CENTERS(1)

	NUMBER OF SHOPPING CENTERS	PERCENT OF SHOPPING CENTER GLA	AVERAGE SHOPPING CENTER SIZE (SF)
COMMUNITY SHOPPING CENTERS	158	71.4%	188,190
Grocery-anchored	89	41.8%	195,795
Non-grocery anchored(2)	64	27.3%	177,764
Non-anchored(3)	5	2.2%	186,268
NEIGHBORHOOD SHOPPING CENTERS	142	28.6%	83,893
Grocery-anchored	87	19.1%	91,210
Non-grocery anchored(2)	36	6.7%	77,783
Non-anchored	19	2.8%	61,961
TOTAL	300	100.0%	138,823

(1)
According to the ICSC: "Neighborhood shopping centers provide convenience shopping for the day-to-day needs of consumers in the immediate neighborhood. These centers are typically anchored by a grocery and average 30,000 to 150,000 square feet. Community shopping centers typically offer a wider range of apparel and other soft goods than the neighborhood shopping center does. Among the more common anchors are grocers, super drugstores and discount department stores. These centers average 100,000 to 350,000 square feet."

(2)
The non-grocery anchor is either a major discount department store, a tenant with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet or a tenant with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet, or a tenant with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(3)
Four of the five properties are either classified currently as redevelopment properties or are anticipated for redevelopment.

•
176 properties, accounting for approximately 61 percent of New Plan's GLA, are grocery-anchored.

•
100 properties, accounting for approximately 34 percent of New Plan's GLA, are non-grocery anchored.

•
24 properties, accounting for approximately 5 percent of New Plan's GLA, are non-anchored.

Community and Neighborhood Shopping Centers

GROCER CONCENTRATION

Grocer	NUMBER OF STORES	TOTAL GLA (SF)
The Kroger Co.(1)	37	2,013,305
Winn-Dixie Stores(2)	16	682,129
Ahold USA(3)	11	501,803
Publix Super Markets	9	391,389
Delhaize America(4)	13	390,497
Albertsons(5)	5	261,556
The Great Atlantic & Pacific Tea Company(6)	6	242,062
Safeway(7)	5	230,608
Brookshire's(8)	3	192,699
H-E-B	6	188,309
ShopRite(9)	3	182,775
Minyard Food Stores(10)	5	164,951
SuperValu(11)	3	120,749
Ingles	3	108,000
Houchens Industries(12)	3	48,133
Wal-Mart Supercenters	3	N/A
Other (includes all grocers with ‹3 stores)(13)	45	1,776,270
TOTAL	176	7,495,235

(1)
Includes King Soopers, Kroger, Ralphs and Smith's. Includes one operating Kroger subleased from Albertsons. Excludes GLA from non-owned Ralphs.

(2)
Includes Save Rite Grocery Warehouse and Winn-Dixie. Excludes GLA from non-owned Winn-Dixie.

(3)
Includes BI-LO, Food Max, Giant, Martin's, Stop & Shop and Tops Market.

(4)
Includes Food Lion.

(5)
Includes Acme, Albertsons and Max Foods.

(6)
Includes A&P, Farmer Jack and Super Fresh. Excludes GLA from non-owned A&P.

(7)
Includes Dominick's, Randalls and Vons. Excludes GLA from non-owned Vons.

(8)
Includes Super 1 Foods.

(9)
Includes Foodarama Supermarkets and Wakefern Food Corporation.

(10)
Includes Carnival Food Stores and Minyard Food Stores.

(11)
Includes Cub Foods, Save-A-Lot and Scott's Foods.

(12)
Includes Save-A-Lot.

(13)
Excludes GLA from non-owned Trader Joe's.

Includes only open and operating stores. Does not include single tenant properties. As a result, information presented may differ from the Company's Supplemental Disclosure for the Quarter Ended June 30, 2002.

Specialty grocers are accounted for as within the top three grocers in their markets.

Source: 2002 Market Scope, local media and Company estimates.

  •
  Approximately 77 percent of New Plan grocery-anchored shopping centers are anchored by the #1, #2 or #3 grocer in their market.

  •
  The top five New Plan grocers by GLA account for approximately 53 percent of its total grocery GLA.

Community and Neighborhood Shopping Centers

(1)
Excludes eight shopping centers that are anchored by either a Wal-Mart Supercenter or non-owned grocer.

•
The average grocer in the New Plan portfolio is 44,614 square feet, as compared with the Food Marketing Institute (FMI) defined "typical" grocery size of 44,000 square feet.

COMPARATIVE GROCER SALES

		NEW PLAN AVERAGE		CHAIN-WIDE AVERAGE
	NUMBER OF NEW PLAN STORES
		PER STORE	PER SF	PER STORE	PER SF
TOP FIVE GROCERS BY GLA
The Kroger Co.	37	$20,799,188	$492	$19,200,000	$529
Winn-Dixie Stores	16	11,748,456	332	11,400,000	293
Ahold USA	11	18,355,927	561	19,400,000	489
Publix Super Markets	9	20,259,239	579	21,300,000	535
Delhaize America	13	8,136,512	352	10,400,000	359
TOTAL GROCERS	176	$15,308,028	$465

Grocer sales per square foot includes only properties reporting sales data for 2001 and excludes non-comparable stores. Selling area for the New Plan grocers and chain-wide averages is 77 percent of gross floor area as defined by the Food Marketing Institute.

Source: Food Marketing Institute Key Industry Facts, May 2002.

Source: 69th Annual Report of the Grocery Industry, Progressive Grocer, April 2002.

  •
  The 2001 average sales per square foot for New Plan's top five grocers by GLA exceed their chain-wide average sales per square foot by an average of approximately 6 percent.

Community and Neighborhood Shopping Centers

SHOPPING CENTERS REDEVELOPED / EXPANDED

PERIOD OF MOST RECENT REDEVELOPMENT / EXPANSION	NUMBER OF SHOPPING CENTERS REDEVELOPED / EXPANDED	PERCENT OF SHOPPING CENTERS
2000 - Present	37	12.3%
1995 - 1999	66	22.0%
1990 - 1994	31	10.3%
TOTAL	134	44.7%
  •
  Approximately 45 percent of New Plan's shopping centers were redeveloped / expanded in 1990 or later.

Property is considered redeveloped / expanded if significant building improvements are made or GLA is expanded and the investment is expected to have a significant favorable impact on marketability.

Community and Neighborhood Shopping Centers

EFFECTIVE AGE BY REGION(1)

REGION	MEDIAN AGE (YEARS)	AVERAGE AGE (YEARS)
East	11	13
Midwest	10	12
South	8	11
West	8	8
OVERALL	9	11

(1)
Effective age is calculated based on the year of the most recent redevelopment / expansion of the property or by year built if no redevelopment / expansion has occurred.

Source: NCREIF Regions.

  •
  Approximately 67 percent of New Plan's shopping centers were redeveloped / expanded or built in 1990 or later.

Community and Neighborhood Shopping Centers

SUMMARY DEMOGRAPHICS

	1-MILE	3-MILE	5-MILE
Average Population Density (2001)	9,424	65,108	151,033
% Population Growth (2001 - 2006)	4.2%	5.0%	5.4%
Average Household Income (2001)	$52,730	$53,375	$54,034
Median Household Income (2001)	43,169	43,452	43,723
Per Capita Income (2001)	20,605	20,463	20,571

Source: Applied Geographic Solutions.

Source: NCREIF Regions.

Community and Neighborhood Shopping Centers

SHOPPING CENTERS IN MSA / CMSA LOCATIONS(1)

MSA / CMSA POPULATION	TOTAL MSAs / CMSAs IN U.S.	NUMBER OF SHOPPING CENTERS	PERCENT OF SHOPPING CENTER GLA
5,000,000 Or Greater	9	51	19.8%
4,000,000 - 4,999,999	2	65	16.9%
3,000,000 - 3,999,999	3	8	3.2%
2,000,000 - 2,999,999	9	10	4.7%
1,000,000 - 1,999,999	27	30	10.3%
100,000 - 999,999	210	73	25.1%
50,000 - 99,999	20	1	0.3%
Non MSA / CMSA	—	62	19.7%
TOTAL	280	300	100.0%

(1)
According to the U.S. Census Bureau "A Metropolitan Statistical Area (MSA) is a geographic entity defined by the federal Office of Management and Budget for use by federal statistical agencies, based on the concept of a core area with a large population nucleus, plus adjacent communities having a high degree of economic and social integration with that core. Qualification of an MSA requires the presence of a city with 50,000 or more inhabitants, or the presence of an Urbanized Area and a total population of at least 100,000 (75,000 in New England). The county or counties containing the largest city and surrounding densely settled territory are central counties of the MSA. Additional outlying counties qualify to be included in the MSA by meeting certain other criteria of metropolitan character, such as a specified minimum population density or percentage of the population that is urban. MSAs in New England are defined in terms of minor civil divisions, following rules concerning commuting and population density. An area becomes a CMSA if it meet s the requirements to qualify as a metropolitan statistical area, has a population of 1,000,000 or more, if component parts are recognized as primary metropolitan statistical areas (PMSAs), and local opinion favors the designation. A PMSA consists of one or more counties (county subdivisions in New England) that have substantial commuting interchange."

Source: U.S. Bureau of Economic Analysis

  •
  238 properties, accounting for approximately 80 percent of New Plan's GLA, are located in MSAs / CMSAs, with 138 properties located in the top 25 MSAs / CMSAs.

  •
  New Plan has a presence in 75 major metropolitan markets encompassing 26 states.

  •
  New Plan's top five states by ABR (Texas, Florida, California, New York, Georgia) account for approximately 37 percent of the nation's GDP.

Community and Neighborhood Shopping Centers

GLA DISTRIBUTION BY PROJECTED FIVE YEAR POPULATION CHANGE

PROJECTED TOTAL CHANGE IN POPULATION	PERCENT OF SHOPPING CENTER GLA
10.0% Or Greater Increase	13.8%
5.0% to 9.9%	35.6%
1.0% to 4.9%	34.6%
0.9% to -0.9%	10.6%
-1.0% to -4.9%	4.7%
-5.0% to -9.9%	0.7%
-10.0% Or Greater Decrease	0.0%
TOTAL	100.0%

Source: Applied Geographic Solutions, 5-mile trade area.

  •
  Approximately 84 percent of New Plan's GLA is in areas of projected population growth above 1 percent.

  •
  Approximately 11 percent of New Plan's GLA is in areas where stable population is forecast for the next five years.

Community and Neighborhood Shopping Centers

2001 MEDIAN HOUSEHOLD INCOMES OF NEW PLAN SHOPPING CENTERS VERSUS STATEWIDE MEDIAN HOUSEHOLD INCOMES

	STATE	MEDIAN HOUSEHOLD INCOME OF NEW PLAN SHOPPING CENTERS	STATEWIDE MEDIAN HOUSEHOLD INCOME
1	Alabama	$34,340	$35,056
2	Arizona	42,707	40,357
3	California	54,622	55,059
4	Colorado	56,265	44,075
5	Florida	40,316	42,009
6	Georgia	41,963	44,272
7	Illinois	58,467	47,485
8	Indiana	42,013	42,391
9	Iowa	46,336	37,353
10	Kentucky	40,396	33,165
11	Louisiana	27,194	29,711
12	Maryland	56,684	59,893
13	Michigan	54,280	45,132
14	Mississippi	37,498	30,064
15	Nevada	45,126	45,138
16	New Jersey	62,471	64,212
17	New Mexico	38,847	34,847
18	New York	44,214	52,009
19	North Carolina	37,673	41,155
20	Ohio	40,905	42,090
21	Pennsylvania	51,154	43,252
22	South Carolina	45,788	38,955
23	Tennessee	36,856	36,674
24	Texas	43,089	39,089
25	Virginia	41,009	49,984
26	West Virginia	33,671	28,992
	AVERAGE	$43,723	$42,401

Source: Applied Geographic Solutions, 5-mile trade area.

  •
  The 2001 5-mile median household income for New Plan's shopping centers at $43,723 exceeds the median household income of $42,401 in the 26 states within where the New Plan shopping centers are located.

Community and Neighborhood Shopping Centers

KMART EXPOSURE

Number Of Kmart-anchored Shopping Centers(1)	35
Total GLA (SF)	3,262,673
Average Store Size	93,219
Total ABR	$13,542,760
Average ABR Per SF	$4.15
Average Sales Per SF	$169
Average ABR / Sales	2.5%
ABR + Recoveries / Sales	3.0%

KMART-ANCHORED SHOPPING CENTERS

Average Occupancy	97%
Percent Grocery-anchored	63%
Percent Non-grocery Anchored(2)	34%
Single Tenant Property	3%

(1)
Includes one single tenant property.

(2)
Properties have a Kmart anchor plus at least one additional non-grocery anchor.

Analysis reflects ABR adjustments effective July 1, 2002.

Sales per square foot includes Company estimates for Kmart stores not reporting sales data for 2001.

Source: NCREIF Regions.

SUMMARY DEMOGRAPHICS FOR KMART-ANCHORED SHOPPING CENTERS

	1-MILE	3-5-MILE	5-MILE
Average Population Density (2001)	7,185	45,528	100,418
% Population Growth (2001 - 2006)	3.8%	4.2%	4.7%
Average Household Income (2001)	$52,142	$49,859	$50,842
Median Household Income (2001)	42,896	41,851	42,402
Per Capita Income (2001)	20,388	19,141	19,317

Community and Neighborhood Shopping Centers

WAL-MART-ANCHORED SHOPPING CENTERS

	NUMBER OF SHOPPING CENTERS	PERCENT OF SHOPPING CENTERS	AVERAGE OCCUPANCY
NUMBER OF WAL-MART-ANCHORED SHOPPING CENTERS	29	9.7%	95%
SUPERCENTERS	8	2.7%	96%
DISCOUNT STORES	21	7.0%	95%
Grocery-anchored	13
Non-grocery anchored(1)	2
Wal-Mart-anchored only	6

(1)
Properties have a Wal-Mart anchor plus at least one additional non-grocery anchor.

•
Eight of New Plan's 29 Wal-Mart anchors are Wal-Mart Supercenters.

•
Of the 29 New Plan shopping centers anchored by Wal-Mart, 22 of the Wal-Mart anchors are owned by New Plan and leased to Wal-Mart.

•
Of the 21 New Plan shopping centers anchored by Wal-Mart Discount Stores, 13 are also anchored by a grocer (ten of which are the #1, #2 or #3 grocer in their market) and two are also anchored by another non-grocery anchor.

NON-WAL-MART ANCHORED SHOPPING CENTERS

	NUMBER OF SHOPPING CENTERS	PERCENT OF SHOPPING CENTERS	AVERAGE OCCUPANCY(2)
NUMBER OF NON-WAL-MART ANCHORED SHOPPING CENTERS	271	90.3%	89%
WAL-MART SUPERCENTER IN MARKET AREA	123	41.0%	88%
Grocery-anchored	74
Non-grocery anchored	37
Non-anchored	12
NO WAL-MART SUPERCENTER IN MARKET AREA	148	49.3%	90%
Grocery-anchored	86
Non-grocery anchored	50
Non-anchored	12

(2)
Excludes redevelopment properties.

Market area is defined as 3 miles for shopping centers located in the top 25 MSAs / CMSAs; 5 miles for shopping centers located in non-top 25 MSAs / CMSAs; and 20 miles for shopping centers located in non-metropolitan markets.

  •
  Of the 271 New Plan shopping centers that are not anchored by Wal-Mart, 123 have a Wal-Mart Supercenter in their market area.

  •
  Of the 148 New Plan shopping centers that do not have a Wal-Mart Supercenter in their market area, 86 are anchored by a grocer (65 of which are the #1, #2 or #3 grocer in their market).

  •
  Ten Wal-Mart Neighborhood Markets are located within the market areas of 15 New Plan shopping centers.

Factory Outlet Centers

GLA BY CENTER

GLA (SF)
Factory Merchants Barstow	330,310
Factory Merchants Branson	317,494
Factory Merchants Ft. Chiswell	175,578
Factory Outlet Village Osage Beach	400,428
Jackson Outlet Village	292,563
St. Augustine Outlet Center	329,362
TOTAL	1,845,735
  •
  The average GLA for the New Plan factory outlet centers is 307,623 square feet, as compared with the 2001 industry average of 211,715 square feet.

  •
  93 of New Plan's 206 factory outlet tenants have stores in more than one New Plan factory outlet center.

  •
  Sales per square foot at four of New Plan's six factory outlet centers exceed the industry norm of approximately $255 per square foot by an average of 19 percent.

  •
  Jackson Outlet Village was ranked in 2001 among the top 20 factory outlet centers by sales per square foot.

AGE CHARACTERISTICS

YEAR BUILT(1)
Factory Merchants Barstow	1994
Factory Merchants Branson	1994
Factory Merchants Ft. Chiswell	1989
Factory Outlet Village Osage Beach	1994
Jackson Outlet Village	1999
St. Augustine Outlet Center	1994

(1)
Represents the date of completion of the final phase of construction of the factory outlet center.

Source: VRN, March 2000, May 2002 and August 2002.

  •
  All of New Plan's factory outlet centers were completed since 1990, with the exception of Factory Merchants Ft. Chiswell.

  •
  All New Plan factory outlet centers are located near major interstate highways and/or in or en route to popular tourist destinations.

Single Tenant Properties

TENANT DIVERSIFICATION

TENANT	GLA (SF)	NUMBER OF LEASES	CREDIT RATING
The Kroger Co.	234,776	7	BBB- / Baa3
24 Hour Fitness	88,748	2	N/R
Mad Butcher	60,842	1	N/R
Winn-Dixie Stores	43,848	1	BB+ / Ba2
Safeway	41,293	1	BBB / Baa2
Kmart	40,318	1	WR / Ca
Gold's Gym	36,750	1	N/R
Lucky stores	30,000	1	BBB+ / Baa1
Kindercare	28,228	6	B+ / Ba3
Rite Aid	10,069	1	B- / B2
Northern Automotive	9,671	2	N/R
Hardees	3,800	1	B / B2
Pizza Hut	3,384	1	BB / Ba1
Other	299,778	10	N/R
TOTAL	931,505	36

N/R: No rating available.

Source: NCREIF Regions.

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